UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2015

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

As described below, on July 13, 2015, Vringo, Inc. (the “Company”) replaced KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm with CohnReznick LLP (“CohnReznick”).

The Audit Committee (the “Committee”) of the Board of Directors of the Company conducted a selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. As a result of this process, the Committee approved the appointment of CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and the dismissal of KPMG as the Company’s independent registered public accounting firm, as of July 13, 2015.

The report of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and negative cash flows from operating activities and may not have sufficient cash or available sources of liquidity to support operating requirements that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2014, and the subsequent interim period through July 13, 2015, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2014 or the subsequent interim period through July 13, 2015.

The Company’s consolidated financial statements as of and for the year ended December 31, 2013 were audited by Somekh Chaikin, a member firm of KPMG International.

During the two most recent fiscal years and the subsequent interim period through July 13, 2015, neither the Company nor anyone acting on its behalf has consulted CohnReznick with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company has provided a copy of this Current Report on Form 8-K to KPMG prior to the filing hereof and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of KPMG’s letter, dated July 17, 2015, is filed as Exhibit 16.1 to this Form 8-K, as required by Item 304(a)(3) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated July 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Date: July 17, 2015	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer